Exhibit 10.5.1(A)

ASSIGNMENT OF
AGREEMENT GRANTING MOORAGE
DOCKAGE, BERTHING AND OTHER RIGHTS

THIS ASSIGNMENT OF AGREEMENT GRANTING MOORAGE, DOCKAGE, BERTHING AND OTHER RIGHTS (the “Assignment”) is made effective as of the 14th day of March, 2002, by and between GREENVILLE CASINO PARTNERS, L.P., a Mississippi limited partnership, whose address is P.O. Box 1294, Greenville, MS 38702-1294 (“Assignor”), and JMBS CASINO LLC, a Mississippi limited liability company, whose address is 3061 Prestwicke Drive, Edgewood, KY 41017 (“Assignee”) as follows:

W I T N E S S E T H:

WHEREAS, the City of Greenville, Mississippi, a municipality (the “City”) entered into an Agreement Granting Moorage and other Rights with the Cotton Club of Greenville, Inc., a Mississippi corporation (the “Cotton Club”) dated April 1, 1993, as recorded in Book 1983, Page 591, of the Washington County, Mississippi land records (the “Agreement”), granting the right to moor certain facilities in the operation of its gaming establishment within a strip eighty-five (85) feet in width on Lake Ferguson fronting on the Greenville City Wharf (the “Property”), more fully described on Exhibit A attached hereto and incorporated herein; and

WHEREAS, Jubilation Lakeshore, Inc., f/k/a Cotton Club of Greenville, Inc. assigned its rights under the Agreement to Alpha Gulf Coast, Inc. by virtue of an Assignment dated December 11, 1997, recorded in Book 1983, Page 587, of the Washington County, Mississippi Records; and

WHEREAS, Alpha Gulf Coast, Inc., assigned its rights under the Agreement to Greenville Casino Partners, L.P., a Mississippi limited partnership, by virtue of an Assignment dated March 2, 1998, recorded in Book 1990, Page 555, of the Washington County, Mississippi Records; and

WHEREAS, Assignor and Assignee are parties to an Asset Purchase Agreement dated January 26, 2002 (the “Purchase Agreement”), and pursuant to the Purchase Agreement, the Assignor is required to assign all of its rights under the Agreement to Assignee.

NOW, THEREFORE, for good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor does hereby assign and convey to Assignee all of Assignor’s right, title and interest in, to and under the Agreement.

2. Assignee hereby accepts said Assignment and assumes all of the benefits and agrees to perform all of the obligations of Assignor under the Agreement.

3. Assignee in accepting said Assignment acknowledges that it is familiar with the terms, provisions and conditions of the Agreement and agrees to fully perform and abide by all of the terms, provisions and conditions of Assignor thereunder, all in accordance with the terms hereof and the terms of the Asset Purchase Agreement between Assignor and Assignee dated January 26, 2002.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the dates set forth below in their respective acknowledgments, with this Assignment to be effective March 14, 2002.

WITNESSES:

(As to Assignor)		ASSIGNOR:

GREENVILLE CASINO PARTNERS, L.P.,
a Mississippi limited partnership

	/s/ [ILLEGIBLE]	By:	/s/ M. J. Jacobson
Printed Name:	[ILLEGIBLE]	Name:	M. J. JACOBSON
		Title:	CEO

/s/ [ILLEGIBLE]
Printed Name:	[ILLEGIBLE]

(As to Assignee)		ASSIGNEE:

JMBS CASINO LLC,
a Mississippi limited liability company

	/s/ [ILLEGIBLE]	By:	/s/ Joseph A. Yung
Printed Name:	[ILLEGIBLE]		Joseph A. Yung, Manager
/s/ Bill Walker
Printed Name:	Bill Walker

STATE OF MISSISSIPPI	)
)SS:
COUNTY OF	)
WASHINGTON

The foregoing instrument was acknowledged before me this 14th day of March, 2002, by M. J. Jacobson, the CEO of GREENVILLE CASINO PARTNERS, L.P., a Mississippi limited partnership, on behalf of the partnership, the Assignee in the foregoing Assignment.

/s/ [ILLEGIBLE]
Notary Public

STATE OF MISSISSIPPI	)
)SS:
COUNTY OF	)
WASHINGTON

The foregoing instrument was acknowledged before me this 14th day of March, 2002, by Joseph A. Yung, the Manger of JMBS CASINO LLC, a Mississippi limited liability company, on behalf of the company as Assignor in the foregoing Assignment.

/s/ [ILLEGIBLE]
Notary Public

This instrument prepared by:
Tedd H. Friedman, Esq.
Katz, Teller, Brant & Hild
2400 Chemed Center
255 East Fifth Street
Cincinnati, Ohio 45202-4724
(513)721-4532

KTBH: 514251.1

Exhibit “A”

Parcel 7.4 (Section A)

Moorage, dockage and berthing rights upon a strip 85 feet in width on Lake Ferguson fronting on the Greenville City wharf, the North line of said strip being contiguous with the South line of the present lease granted by the City of Greenville to the Greenville Yacht Club (see Parcel 7.3 above); the East line being the water’s edge of Lake Ferguson as it rises and falls; the South line being 85 feet South of and parallel to the aforementioned Greenville Yacht Club South lease line; and said strip shall extend in a westerly direction into Lake Ferguson for an adequate distance from the water’s edge of Lake Ferguson, as it rises and falls, to properly moor, dock and/or berth the Cotton Club’s gaming casino ship (now Jubilee Casino), support vessels and facilities; all as is shown as “Area 1” on the map or plat attached hereto and made a part hereof by reference as if fully set out herein.

Indexing Instructions:

Index under Section 6, Township 18 North, Range 8 West, Washington County, MS, being that portion thereof previously described as being parts of Blocks 2 and 5, Original Town Addition of Greenville, all now lying over the levee.